EXHIBIT 99.1

CONTACT:
U.S. Physical Therapy, Inc.
Larry McAfee, Chief Financial Officer
Chris Reading, Chief Executive Officer
(713) 297-7000
Three Part Advisors
Joe Noyons
(817) 778-8424

U.S. Physical Therapy Reports
Preliminary Estimated 2018 Effective Tax Rate

Houston, TX, January 9, 2018 – U.S. Physical Therapy, Inc. (NYSE: USPH), a national operator of outpatient physical therapy clinics, today reported that with the new tax law the Company currently estimates that its effective tax rate, including combined Federal and state taxes, for the year 2018 will be in the range of 26% to 29%. The Company’s comparable equivalent tax rate for 2017 was estimated to be 37% (excluding revaluation of deferred tax items which will result in a one-time credit in the fourth quarter of 2017) and for the year 2016 the rate was 36.6%. Subject to further analysis, management expects to be able to be more specific about the 2018 tax rate when it announces 2017 results and provides earnings guidance for 2018.

Forward-Looking Statements

We make statements in this report that are considered to be forward-looking statements within the meaning given such term under Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements contain forward-looking information relating to the financial condition, results of operations, plans, objectives, future performance and business of our Company. These statements (often using words such as “believes”, “expects”, “intends”, “plans”, “appear”, “should” and similar words) involve risks and uncertainties that could cause actual results to differ materially from those we project. Included among such statements are those relating to opening new clinics, availability of personnel and the reimbursement environment. The forward-looking statements are based on our current views and assumptions and actual results could differ materially from those anticipated in such forward-looking statements as a result of certain risks, uncertainties, and factors, which include, but are not limited to:

• cost, risks and uncertainties associated with the Company’s recent restatement of its prior financial statements due to the correction of its accounting methodology for redeemable noncontrolling partnership interests, and including any pending and future claims or proceedings relating to such matters;
• changes as the result of government enacted national healthcare reform;
• changes in Medicare rules and guidelines and reimbursement or failure of our clinics to maintain their Medicare certification status;
• revenue we receive from Medicare and Medicaid being subject to potential retroactive reduction;
• business and regulatory conditions including federal and state regulations;
• governmental and other third party payor inspections, reviews, investigations and audits;
• compliance with federal and state laws and regulations relating to the privacy of individually identifiable patient information, and associated fines and penalties for failure to comply;
• legal actions; which could subject us to increased operating costs and uninsured liabilities;
• changes in reimbursement rates or payment methods from third party payors including government agencies and deductibles and co-pays owed by patients;
• revenue and earnings expectations;
• general economic conditions;
• availability and cost of qualified physical therapists;
• personnel productivity and retaining key personnel;
• competitive, economic or reimbursement conditions in our markets which may require us to reorganize or close certain clinics and thereby incur losses and/or closure costs including the possible write-down or write-off of goodwill and other intangible assets;
• acquisitions, purchase of non-controlling interests (minority interests) and the successful integration of the operations of the acquired businesses;
• maintaining adequate internal controls;
• maintaining necessary insurance coverage;
• our ability to design and maintain effective internal control over financial reporting and remediate the material weakness in internal control over financial reporting related to our accounting for redeemable non-controlling partnership interests;
• availability, terms, and use of capital; and
• weather and other seasonal factors.

Many factors are beyond our control. Given these uncertainties, you should not place undue reliance on our forward-looking statements. Please see the other sections of this report and our other periodic reports filed with the Securities and Exchange Commission (the “SEC”) for more information on these factors. Our forward-looking statements represent our estimates and assumptions only as of the date of this report. Except as required by law, we are under no obligation to update any forward-looking statement, regardless of the reason the statement may no longer be accurate.

About U.S. Physical Therapy, Inc.

Founded in 1990, U.S. Physical Therapy, Inc. operates 578 outpatient physical therapy clinics in 41 states. The Company's clinics provide preventative and post-operative care for a variety of orthopedic-related disorders and sports-related injuries, treatment for neurologically-related injuries and rehabilitation of injured workers. In addition to owning and operating clinics, the Company manages 32 physical therapy facilities for unaffiliated third parties, including hospitals and physician groups. The Company also provides onsite workforce performance services for clients’ employees including injury prevention, rehabilitation, ergonomic assessments and performance optimization.

More information about U.S. Physical Therapy, Inc. is available at www.usph.com. The information included on that website is not incorporated into this press release.

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